Transactions in soles	12 Months Ended
Dec. 31, 2025
Transactions in soles
Transactions in soles
5.	Transactions in soles

Transactions in soles are completed using exchange rates published by the Superintendent of Banks, Insurance and A.F.P. As of December 31, 2025, the exchange rates for U.S. dollars published by this Institution were US$0.298 for buying and US$0.297 for selling (US$0.266 for buying and US$0.265 for selling as of December 31, 2024) and have been applied by the Group for the assets and liabilities accounts, respectively.

As of December 31, 2025, and 2024, the Group presents the following assets and liabilities originally denominated in soles by its equivalent in U. S. dollars:

	2025	2024
	US$(000)	US$(000)

Assets
Cash and cash equivalents	14,815	10,255
Trade and other receivables	699,046	616,659
Income tax credit	2,172	28,340
	716,033	655,254

Liabilities
Trade and other payables	(122,471)	(82,881)
Provisions	(27,992)	(22,003)
Income tax payable	(42,189)	(75,494)
	(192,652)	(180,378)
Net asset position	523,381	474,876

For the year-ended December 31, 2025, the Group recognized a gain for exchange rate of approximately US$64,967,000 (loss in exchange rate of US$9,184,000 and gain in exchange rate of US$19,375,000 for the years ended December 31, 2024 and 2023, respectively) in the caption “Gain (loss) on foreign exchange difference” in the consolidated statements of profit or loss.

The gain from exchange rate in 2025 was due to the effect of a lower exchange rate of the sol in regard to the US dollar compared with the previous period.

See related accounting policies in Note 2.4(a).